SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: July 21, 1997
-----------------------------
(Date of earliest event reported)


                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)

    Delaware                    33-99774-02                   22-3442024
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(State or Other                (Commission                (I.R.S. Employer
Jurisdiction of                 File Number)               Identification No.)
 Incorporation)



     85 Broad Street, New York, N.Y.                                   10004
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     (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (212) 902-1000

Item 5. Other Events.

     Attached as an exhibit to this Current Report is the consent of Ernst & Young LLP (the "Ernst & Young Consent") regarding the financial statements of the Century Plaza Towers Joint Venture, furnished to the Registrant by Ernst & Young LLP in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1997-GL I (the "Certificates"). Also attached as an exhibit to this Current Report is the consent of KPMG Peat Marwick LLP (the "KPMG Consent") regarding the financial statements of the Certain Entities Under Common Control of Cadillac Fairview S.C. Finance Inc., furnished to the Registrant by KPMG Peat Marwick LLP, in respect of the Registrant's proposed offering of the Certificates.

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-27083) (the "Registration Statement"). The Registrant hereby incorporates the Ernst & Young Consent and the KPMG Consent by reference in the Prospectus and the Registration Statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Item 601(a) of Regulation
    S-K Exhibit No.              Description
-------------------------        -----------

          23.1                   Consent of Ernst & Young LLP,
                                 dated July 14, 1997

          23.2                   Consent of KPMG Peat Marwick LLP,
                                 dated July 18, 1997

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                               GS MORTGAGE SECURITIES CORPORATION II


                               By: GS Mortgage Securities Corporation II
                                   -------------------------------------
                                  Name:  /s/ Sheridan Schechner
                                         ----------------------
                                  Title: Managing Director

Date:  July 21, 1997

                                  Exhibit Index



Item 601(a) of Regulation
    S-K Exhibit No.              Description
-------------------------        -----------

          23.1                   Consent of Ernst & Young LLP,
                                 dated July 14, 1997

          23.2                   Consent of KPMG Peat Marwick LLP,
                                 dated July 18, 1997